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                                                                   EXHIBIT 1.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statements on Form S-8 (File #33-46567 and File #33-81686).



                                                            ARTHUR ANDERSEN LLP

San Antonio, Texas
June 24, 1997